Filed pursuant to Rule 497(e)
Registration Nos. 333-143669 and 811-22077

PROSPECTUS

APRIL 30, 2019

PROSPECTOR FUNDS, INC.

PROSPECTOR CAPITAL APPRECIATION FUND (PCAFX)
PROSPECTOR OPPORTUNITY FUND (POPFX)

www.prospectorfunds.com

Beginning on April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.prospectorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (877) 734‑7862.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call (877) 734‑7862 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

A family of value-oriented mutual funds

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered Are Not
FDIC Insured
May Lose Value
Are Not Bank Guaranteed

(This Page Intentionally Left Blank.)

SUMMARY SECTION
CAPITAL APPRECIATION FUND
Investment Objective

The investment objective of the Capital Appreciation Fund (the “Capital Appreciation Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and Service (12b-1) Fees	0.05%
Other Expenses(1)	0.82%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.98%
Fee Waiver and Expense Reimbursement(2)	-0.67%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.31%

(1)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses the Fund incurs from investing in the shares of other mutual funds.  The fees represent the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds and are not direct costs paid by Fund shareholders.  The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets: Before Expense Reimbursement in the Financial Highlights of 1.97%, which reflects the operating expenses of the Fund and does not include AFFE.

(2)
Prospector Partners Asset Management LLC (the “Investment Manager”) has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, AFFE, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Fund to 1.30% of its average daily net assets (the “Expense Cap”) through at least September 30, 2020. The Expense Cap may only be terminated or revised by the Board of Directors. The Investment Manager is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid. This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap at the time such reimbursement or waiver was made. For more information on the Expense Cap, see “Understanding Expenses.”

Example. This Example is intended to help you compare the cost of investing in the Capital Appreciation Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$557	$1,006	$2,252

Portfolio Turnover. The Capital Appreciation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Capital Appreciation Fund invests primarily in a variety of equity and equity-related securities, including common stocks, convertible preferred and convertible debt securities. The Capital Appreciation Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries. Using a value orientation, the Investment Manager invests in positions in the United States and other developed markets. The Investment Manager’s investment strategy consists of bottom-up fundamental value analysis with an emphasis on companies believed to have strong balance sheets whose securities will better maintain their value relative to peers in declining markets. In evaluating potential investments, the Investment Manager also considers qualitative factors, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model. The Investment Manager looks for the presence of catalysts to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals.

The Investment Manager believes that fundamental analysis can identify undervalued investment opportunities. Substantial gains are possible whenever a security’s price does not accurately reflect future cash flow and earnings power or where current or future asset values have not been fully recognized. The Investment Manager believes that risk can be managed through a careful selection process that focuses on the relationship between the actual market price of a security and the intrinsic value of which the security represents an interest. The Investment Manager's security selection process reflects a defensive investment style that seeks to participate in rising equity markets while mitigating downside risk in declining markets.

The investment program of the Capital Appreciation Fund focuses on value. The Investment Manager believes that value will typically be manifest in one of four ways: (1) inexpensive underlying assets as measured by analytical techniques such as private market value, replacement cost, or mark to market; (2) attractive corporate financial characteristics such as free cash flow yield, dividend yield and price/earnings (P/E) ratio; (3) depressed stock price (often known as contrarian investing); and (4) companies with growth characteristics selling substantially less expensively compared to their own history or other similar growers. Suitable securities often look attractive on more than one measure of value.

Once a company is identified as a potential investment, the Investment Manager examines the capital structure to determine whether any attractive convertible securities are outstanding. In general, convertible securities: (1) have higher yields than common stocks but lower yields than comparable non-convertible securities; (2) may be subject to less fluctuation in value than the underlying common stock because of their income and redemption features; and (3) provide potential for capital appreciation if the market price of the underlying common stock increases (and in those cases may be thought of as “equity substitutes”). Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. The underlying equity need not be a value situation if the Investment Manager believes that the downside is well protected by the bond-like characteristics of the particular convertible security.

The distressed securities in which the Capital Appreciation Fund may invest include all types of debt obligations, including corporate bonds, debentures, notes, municipal bonds and, to the extent permitted by applicable laws and regulations, securities issued by foreign issuers, including foreign governments.

The Fund may invest in restricted securities including, but not limited to, private placements of equity and/or debt securities of private companies. In particular, the Fund may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933, as amended (“144A securities”).

In pursuit of its value-oriented strategy, the Capital Appreciation Fund may invest without regard to market capitalization. The Capital Appreciation Fund may also engage in currency transactions as well as transactions involving the purchase and sale of options on securities and other types of derivatives.

Principal Investment Risks

The Capital Appreciation Fund is subject to various risks, any of which could cause an investor to lose money. Losing all or a portion of your investment is a risk of investing in the Fund. The following principal risks could affect the value of your investment.

The Capital Appreciation Fund’s investments in equity securities will expose the Fund to:

•
Stock Market Risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. When the stock market is subject to significant volatility, the risks associated with an investment in the Fund may increase. Markets may experience periods of high volatility and reduced liquidity and, during such periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices.

•
Convertible Securities Risk, which is the risk that, with respect to a convertible security and prior to its conversion to equity, the price of the convertible security will normally vary with changes in the price of the underlying equity security, and the convertible security will generally offer interest or dividend yields that are lower than non-convertible debt securities of similar quality.

The Capital Appreciation Fund may invest in debt securities, which would expose the Fund to:

•
Interest Rate Risk, which is the chance that the value of debt securities overall will decline because of rising interest rates. The Fund may be subject to heightened interest rate risk as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole.

•	Income Risk, which is the chance that the Capital Appreciation Fund’s income will decline because of falling interest rates.

•
Credit Risk, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.

•
High Yield Securities Risk, which is the risk that debt securities in the lower rating categories are subject to a greater probability of loss in principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

The Capital Appreciation Fund may invest in foreign securities, which would expose the Fund to:

•
Foreign Securities Risk, which is the risk associated with investments in foreign countries. The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell, brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.

•	Currency Risk, which is the risk that the value of foreign securities may be affected by changes in currency exchange rates.

The Capital Appreciation Fund may use derivatives, which would expose the Fund to:

•
Derivatives Risk, which is the risk that the greater complexity involved with the use of derivatives may expose the Capital Appreciation Fund to greater risks and result in poorer overall performance. Investments in derivatives may be illiquid and difficult to price.

•	Counterparty Risk, which is the risk that the other party to an agreement will default.

The Capital Appreciation Fund may invest in smaller and mid-sized companies, which would expose the Fund to:

•
Smaller and Mid-Sized Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

The Capital Appreciation Fund may invest in value securities, which would expose the Fund to:

•
Value Investing Risk, which is the risk that value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.

The Capital Appreciation Fund may invest in in restricted securities, which would expose the Fund to:

•
Restricted Securities Risk, which is the risk that restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. It may not be possible to sell certain restricted securities at any particular time or at an acceptable price.

An investment in the Capital Appreciation Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in the Capital Appreciation Fund may be found in the “More Information on Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section of this prospectus.

Performance

The following performance information indicates some of the risks of investing in the Capital Appreciation Fund. The bar chart illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table illustrates how the Fund’s average annual returns for 1-year, 5-years, 10-years, and since inception periods compare with the S&P 500® Index, a broad measure of market performance. The S&P 500® Index is a widely recognized, managed index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because an index cannot be invested in directly, the index returns do not reflect a deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.prospectorfunds.com or by calling the Fund toll-free at 1-877-734-7862.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 16.65% for the quarter ended September 30, 2009, and the lowest quarterly return was -12.37% for the quarter ended September 30, 2011.

Average Annual Total Returns
(for the period ended December 31, 2018)
				Since Inception
	1 Year	5 Years	10 Years	(9/28/07)
Return Before Taxes	-3.07%	4.69%	8.85%	4.87%
Return After Taxes on Distributions	-4.08%	3.35%	7.81%	3.96%
Return After Taxes on Distributions and Sale of Fund Shares	-1.11%	3.53%	7.17%	3.81%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%	6.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Prospector Partners Asset Management, LLC, the Investment Manager, is the investment adviser of the Fund.

Portfolio Managers. The Capital Appreciation Fund is managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Primary Title with the Investment Manager
John D. Gillespie	11.5	Managing Member
Kevin R. O’Brien	11.5	Portfolio Manager
Jason A. Kish	6	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Capital Appreciation Fund shares on any business day by written request via mail (Prospector Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at (877) 734-7862, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts are shown below.

	Minimum Investment Amount
	Initial	Additional
Regular Accounts	$10,000	$1,000
Automatic Investment Plans	$10,000	$100
IRAs (Traditional, Roth and SIMPLE)	$10,000	$1,000
SEPs, Coverdell ESAs, and SAR-SEPs	$10,000	$1,000

Tax Information
The Capital Appreciation Fund’s distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Capital Appreciation Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Investment Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.

OPPORTUNITY FUND
Investment Objective

The investment objective of the Opportunity Fund (the “Opportunity Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and Service (12b-1) Fees	0.07%
Other Expenses	0.36%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.54%
Fee Waiver and Expense Reimbursement(2)	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.31%

(1)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses the Fund incurs from investing in the shares of other mutual funds.  The fees represent the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds and are not direct costs paid by Fund shareholders.  The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets: Before Expense Reimbursement in the Financial Highlights of 1.53%, which reflects the operating expenses of the Fund and does not include AFFE.

(2)
The Investment Manager has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, AFFE, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Opportunity Fund to 1.30% of its average daily net assets (the “Expense Cap”) through at least September 30, 2020. The Expense Cap may only be terminated or revised by the Board of Directors. The Investment Manager is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid. This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by the Opportunity Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap. For more information on the Expense Cap, see “Understanding Expenses.”

Example. This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$464	$818	$1,815

Portfolio Turnover. The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Opportunity Fund invests primarily in a variety of equity and equity-related securities, including common stocks. The Opportunity Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indices and U.S. treasuries. Using a value orientation, the Investment Manager invests in positions in the United States and other developed markets. The Investment Manager’s investment strategy consists of bottom-up fundamental value analysis with an emphasis on companies believed to have strong balance sheets whose securities will better maintain their value relative to peers in declining markets. In evaluating potential investments, the Investment Manager considers qualitative factors, including quality of management, quality of product or service, overall franchise or brand value, composition of the board of directors, and the uniqueness of the business model. The Investment Manager looks for the presence of catalysts to improve internal performance, such as a change in management, a new management incentive program closely linked to the price of the stock, the sale of an underperforming asset or business unit, or a positive change in industry fundamentals.

The Investment Manager believes that fundamental analysis can identify undervalued investment opportunities. Substantial gains are possible whenever a security’s price does not accurately reflect future cash flow and earnings power or where current or future asset values have not been fully recognized. The Investment Manager believes that risk can be managed through a careful selection process that focuses on the relationship between the actual market price of a security and the intrinsic value of which the security represents an interest. The Investment Manager's security selection process reflects a defensive investment style that seeks to participate in rising equity markets while mitigating downside risk in declining markets.

The investment program of the Opportunity Fund focuses on value. The Investment Manager believes that value will typically be manifest in one of four ways: (1) attractive corporate financial characteristics such as free cash flow yield, dividend yield and price/earnings (P/E) ratio; (2) inexpensive underlying assets as measured by analytical techniques such as private market value, replacement cost, or mark to market; (3) depressed stock price (often known as contrarian investing); and (4) companies with growth characteristics selling substantially less expensively compared to their own history or other similar growers. Suitable securities often look attractive on more than one measure of value.

In pursuit of its value-oriented strategy, the Opportunity Fund may invest substantially in small and mid-cap companies. For the purposes of this investment policy, small to mid-cap companies are defined as companies with market capitalizations at the time of purchase in the range of $150 million to $15 billion. The Investment Manager believes that, within the small to mid-cap universe of equity securities, incremental returns can be achieved by combining a disciplined quantitative approach with traditional fundamental analysis. The Opportunity Fund has no fixed ratio for small and mid-cap securities in its portfolio, and while its focus is on securities of U.S. companies, it may invest in securities of non-U.S. issuers as well.

The Opportunity Fund may also engage in currency transactions as well as transactions involving the purchase and sale of options on securities and other types of derivatives.

Principal Investment Risks

The Opportunity Fund is subject to various risks, any of which could cause an investor to lose money. Losing all or a portion of your investment is a risk of investing in the Fund. The following principal risks could affect the value of your investment.

The Opportunity Fund’s investments in equity securities will expose the Fund to:

•
Stock Market Risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. When the stock market is subject to significant volatility, the risks associated with an investment in the Fund may increase. Markets may experience periods of high volatility and reduced liquidity and, during such periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices.

The Opportunity Fund may invest in debt securities, which would expose the Fund to:

•
Interest Rate Risk, which is the chance that the value of debt securities overall will decline because of rising interest rates. The Fund may be subject to heightened interest rate risk as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund's investment portfolio as a whole.

•	Income Risk, which is the chance that the Opportunity Fund’s income will decline because of falling interest rates; and

•
Credit Risk, which is the chance that a debt issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that debt to decline.

The Opportunity Fund may invest in smaller and mid-sized companies, which would expose the Fund to:

•
Smaller and Mid-Sized Companies Risk, which is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

The Opportunity Fund may invest in foreign securities, which would expose the Fund to:

•
Foreign Securities Risk, which is the risk associated with investments in foreign countries. The following factors make foreign securities more volatile: political, economic and social instability; foreign securities may be harder to sell, brokerage commissions and other fees may be higher for foreign securities; and foreign companies may not be subject to the same disclosure and reporting standards as U.S. companies.

•	Currency Risk, which is the risk that the value of foreign securities may be affected by changes in currency exchange rates.

The Opportunity Fund may use derivatives, which would expose the Fund to:

•
Derivatives Risk, which is the risk that the greater complexity involved with the use of derivatives may expose the Opportunity Fund to greater risks and result in poorer overall performance. Investments in derivatives may be illiquid and difficult to price.

•	Counterparty Risk, which is the risk that the other party to an agreement will default.

The Opportunity Fund may invest in value securities, which would expose the Fund to:

•
Value Investing Risk, which is the risk that value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.

An investment in the Opportunity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in the Opportunity

Fund may be found in the “More Information on Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section of this prospectus.

Performance

The following performance information indicates some of the risks of investing in the Opportunity Fund. The bar chart illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table illustrates how the Fund’s average annual returns for 1-year, 5-years, 10-years, and since inception periods compare with the Russell 2000® Index, an index that is a broad measure of market performance, as well as the Russell Midcap® Index, an index that reflects the types of securities in which the Fund invests. The indices assume reinvestment of all dividends and distributions. Because an index cannot be invested in directly, the returns of the indices do not reflect a deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.prospectorfunds.com or by calling the Fund toll-free at 1-877-734-7862.
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 16.05% for the quarter ended September 30, 2009, and the lowest quarterly return was -13.15% for the quarter ended September 30, 2011.

Average Annual Total Returns
(for the period ended December 31, 2018)
	1 Year	5 Years	10 Years	Since Inception (9/28/07)
Return Before Taxes	-4.38%	6.79%	11.54%	8.14%
Return After Taxes on Distributions	-6.05%	4.48%	9.97%	6.77%
Return After Taxes on Distributions and Sale of Fund Shares	-1.41%	5.09%	9.45%	6.54%
Russell 2000® Total Return Index (reflects no deduction for fees, expenses or taxes)	-11.01%	4.41%	11.97%	6.05%
Russell Midcap® Total Return Index (reflects no deduction for fees, expenses or taxes)	-9.06%	6.26%	14.03%	6.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown.

Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Prospector Partners Asset Management, LLC, the Investment Manager, is the investment adviser of the Fund.

Portfolio Managers. The Opportunity Fund is managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Primary Title with the Investment Manager
John D. Gillespie	11.5	Managing Member
Kevin R. O’Brien	11.5	Portfolio Manager
Jason A. Kish	6	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Opportunity Fund shares on any business day by written request via mail (Prospector Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at (877) 734-7862, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts are shown below.

	Minimum Investment Amount
	Initial	Additional
Regular Accounts	$10,000	$1,000
Automatic Investment Plans	$10,000	$100
IRAs (Traditional, Roth and SIMPLE)	$10,000	$1,000
SEPs, Coverdell ESAs, and SAR-SEPs	$10,000	$1,000

Tax Information
Opportunity Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Opportunity Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Investment Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.

MORE INFORMATION ON INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Capital Appreciation Fund and the Opportunity Fund (each a “Fund” and together the “Funds”) are separate series of Prospector Funds, Inc. (the “Company”), an open-end management investment company that offers separate investment portfolios.

Investment Strategies of the Funds and Portfolio Selection

Equity Securities. The Funds intend to invest in common stocks and equity-related instruments, including preferred stock, convertible preferred stock and convertible debt securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.

Debt Securities. Debt securities (including distressed securities as described below), warrants and other securities deemed by the Investment Manager to have appropriate risk/reward characteristics may be included in the Funds’ portfolios. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

Foreign Securities. Each Fund may invest in foreign securities, which may include sovereign debt and participations in foreign government debt, some of which may be issued by countries with emerging markets.

Investment Companies. Each Fund may invest, to the extent permissible under the Investment Company Act of 1940, as amended (the “Investment Company Act”), in the securities of registered open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). ETFs are open-ended.

Restricted Securities. Each Fund may invest in restricted securities including, but not limited to, unregistered securities which may be sold under 144A Securities. Investment in restricted securities will not be a principal investment focus of the Opportunity Fund.

Hedging. Hedging strategies designed to reduce potential loss as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates, and broad or specific market movements, may be used for a Fund. Each Fund may engage in forward foreign currency exchange contracts and other currency transactions such as currency futures contracts, currency swaps, options on currencies, or options on currency futures, or it may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments.

Risk Factors and Special Considerations for the Funds

Stocks. Individual stock prices tend to go up and down dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company’s earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

Value Investing. Value securities may not increase in price as anticipated by the Investment Manager, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Investment Manager believes will increase a security’s market value do not occur.

The Funds’ value-oriented strategy may result in the Investment Manager selecting securities for the Funds that are not widely followed by other investors. Securities that the Investment Manager considers to be undervalued also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled to levels considered “cheap” in the Investment Manager’s opinion), turnarounds (companies that have had poor performance for an extended period of time and experience a positive reversal), cyclical companies (companies whose share price performance is highly correlated to the economy), or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

Distressed Securities. The Funds may invest in distressed securities. Distressed securities are stocks, bonds, and trade or financial claims of companies in, or about to enter or exit, bankruptcy or financial distress. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Convertible Securities. The Funds may invest in convertible securities, securities that may be exchanged or converted into a predetermined number of the issuer’s underlying shares or the shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, stock index notes, mandatories, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, but generally offer interest or dividend yields that are lower than non-convertible debt securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, increase as interest rates decline. Convertible securities, however, also appreciate when the underlying common stock appreciates, and conversely, depreciate when the underlying common stock depreciates. The Capital Appreciation Fund is particularly subject to this risk.

High Yield Securities. The Funds may invest in “high yield” bonds and preferred securities which are rated in the lower rating categories (sometimes referred to as below investment grade bonds, or “junk bonds”) by the various credit rating agencies (or in comparable non-rated securities). Securities in the lower rating categories are subject to greater risk of loss in principal and interest than higher-rated securities, and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions or rising interest rates. The Funds may invest in securities that have the lowest ratings or are in default, and in unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the trading market for such securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Credit risk is greater for lower-rated securities. The Funds may invest in foreign securities, and as such, are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments. The Capital Appreciation Fund is particularly subject to this risk.

Market Events. Changes in economic, tax and regulatory policies, interest rates, high inflation rates and government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s investments. Events in the financial sector may result, and have in past years resulted, in reduced liquidity in credit and fixed income securities markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, may be, and have been in past years, particularly affected. These events and further market turbulence and volatility may increase the risks associated with an investment in the Funds.

Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Fund’s investments in debt securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund’s investments to decline. Interest rate risk generally is greater for lower-rated securities or comparable unrated securities. Interest rate risk is also generally greater for debt securities with longer maturities; the value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. However, increasing interest rates may have an adverse effect on the value of a Fund’s investment portfolio as a whole. The Funds may be subject to heightened interest rate risk as the recent period of historically low interest rates may be ending. The Capital Appreciation Fund is particularly subject to interest rate risk.

Liquidity Risk. The Funds’ investments are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling a security within the desired timeframe or at an advantageous price. In addition, legal or contractual restrictions on the resale of a security may affect a Fund’s ability to sell the security when deemed appropriate or necessary by the Investment Manager. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. A Fund may face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, substantial redemptions of the Fund’s shares and, with respect to fixed-income securities, rising interest rates and a decreasing capacity of dealers in the secondary market to make markets in such securities. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed-income securities markets and heightened volatility in the U.S. and non-U.S. financial markets.

Restricted Securities. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. It may not be possible to sell certain restricted securities at any particular time or at an acceptable price. Due to changing markets or other factors, restricted securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the Securities and Exchange Commission for sale. As permitted by federal securities laws, the Board of Directors of the Company (the “Board”) has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by a Fund may be deemed to be liquid. A Fund may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such illiquid securities. Until each Fund's compliance date of June 1, 2019 for new Rule 22e-4 under the 1940 Act, the term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. After such date, the term shall mean any security or investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Capital Appreciation Fund is particularly subject to this risk.

Smaller and Mid-Size Companies. Investing in smaller companies, and to some extent mid-size companies, involves substantial risks and should be considered speculative. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace. In addition, small and mid-size companies may be unable to generate funds necessary for growth or development or be developing or marketing new products or services for which markets are not yet established and may never become established. The Opportunity Fund is particularly subject to this risk.

Change In Market Capitalization. A Fund may intend to invest substantially in companies of a certain market capitalization range. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth or depreciation, the Fund may continue to hold the security if, in the Investment Manager’s judgment, the security remains otherwise consistent with the Fund’s investment objective and strategies. The Opportunity Fund is particularly subject to this risk.

Foreign Securities. Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in a Fund to the extent that it invests in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Funds and affect share price. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. In addition, brokerage commissions and other fees may be higher for foreign securities, Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less structured than in the U.S, and the procedures and rules governing foreign transactions and custody (holding of the Funds’ assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means a Fund may, at times, be unable to sell foreign securities at favorable prices.

Political, Economic and Regulatory Developments. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact a Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which a Fund itself is regulated. The Investment Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Fund to invest in certain assets, or affect the Investment Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

The political, economic and social structures of some foreign countries in which the Funds invest may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Funds’ investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Funds’ investments.

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). There is considerable uncertainty relating to the potential consequences and timeframe of the UK’s withdrawal, and the potential impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund’s investments in foreign securities.

Derivatives. A Fund may engage in forward foreign currency exchange contracts and other currency transactions such as currency futures contracts, currency swaps, options on currencies, or options on currency futures, and it may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments. These instruments are generally considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. A Fund’s investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the Investment Manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Investing in derivatives involves, among other risks, the risk that the derivatives may be illiquid and difficult to price, and the risk of potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid. In addition, purchasing and writing call and put options involve the risk of capital loss and market risk associated with changes in the prices of the securities underlying the options.

REITs. A Fund may invest in REITs, which may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline.

Cyber Security Risk. As the use of the internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Investment Manager, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from intentional attacks, such as obtaining unauthorized access to information systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or information, corrupting data or inciting operational disruptions. Cyber security incidents can also result from unintentional events, such as the inadvertent release of sensitive information. Any such incident with respect to a Fund, any of its service providers or an issuer of securities in which a Fund invests may affect business operations, potentially resulting in financial losses, privacy violations, transaction disruptions, legal and regulatory infractions and fines, reputational damage and compensation and/or additional compliance costs. There is no guarantee that any measures designed to reduce the risks associated with cyber security incidents will be effective, particularly since the Funds do not directly control the cyber security measures of service providers, financial intermediaries and issuers of securities in which they invest or with which they do business.

Other Investment Policies of the Funds

To a typically limited extent, the Funds may engage in the additional investment activities described below.

Cash Reserves. The Funds’ portfolios will normally be invested primarily in equity and equity-related securities. However, a Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and cash reserves, including, but not limited to, U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. The Investment Manager believes that a certain amount of liquidity in a Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions, when a Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Fund’s total assets. Each Fund’s investment program will largely represent case-by-case investment decisions concerning individual securities. As a result, the size of a Fund’s cash reserve is more likely to reflect the Investment Manager’s ability to find investments meeting the Investment Manager’s purchase criteria rather than a market outlook. When a Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.

Future Developments. A Fund may take advantage of other investment practices and invest in new types of securities and financial instruments that are not currently contemplated for use by the Fund, or are not available but may be developed, to the extent such investment practices, securities and financial instruments are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

More detailed information about the Funds, their policies and risks can be found in the Statement of Additional Information (“SAI”).

A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the SAI.

MANAGEMENT
Investment Manager

The Investment Manager, located at 370 Church Street, Guilford, Connecticut 06437, is the Funds’ investment manager. Prospector Partners Asset Management LLC is registered as an investment adviser with the Securities and Exchange Commission. John D. Gillespie, the managing member of the Investment Manager and a portfolio manager of the Funds, has more than thirty years’ experience in investment advisory services, including experience managing the portfolios of open-end and closed-end registered investment companies. Prospector Partners, LLC, an affiliate of the Investment Manager, serves as adviser to private investment funds and institutional accounts.

Subject to policies adopted by the Board, the Investment Manager directs the purchase or sale of investment securities in the day-to-day management of the Funds’ investment portfolios. The Investment Manager, at its own expense and without reimbursement from either Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing each Fund and maintaining its organization. Pursuant to an investment advisory contract, each Fund pays the Investment Manager an annual management fee for managing such Fund’s assets equal to 1.10% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2018, after fee waivers and expense reimbursements, the Investment Manager received management fees of 0.43% of the Capital Appreciation Fund’s average daily net assets and 0.87% of the Opportunity Fund’s average daily net assets. See the section entitled “Understanding Expenses” for additional information.

A description of the basis for the Board approving the investment advisory contract with the Investment Manager is available in the Funds’ Annual Report for the fiscal year ended December 31, 2018.

Understanding Expenses

Each Fund pays for its expenses out of its own assets. The Investment Manager or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund.

The Investment Manager has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund

Operating Expenses After Fee Waiver and Expense Reimbursement for each of the Funds to 1.30% of their respective average daily net assets. This Expense Cap will remain in effect through at least September 30, 2020, and may only be terminated or revised by the Board. The Investment Manager is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid. This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by each Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap.

Any fee waiver or expense reimbursement will increase investment returns of such Fund for the period during which the waiver or reimbursement is in effect.

Portfolio Managers

The Capital Appreciation Fund and the Opportunity Fund are managed by a team consisting of John D. Gillespie, Kevin R. O’Brien and Jason A. Kish. Biographical information about Mr. Gillespie, Mr. O’Brien and Mr. Kish is set forth below.

Biographies

John D. Gillespie
Mr. Gillespie has been the managing member of the Investment Manager since 2007. Mr. Gillespie has been a portfolio manager and securities analyst for more than thirty years. Since 1997, Mr. Gillespie has served as the managing member of Prospector Partners, LLC, an affiliate of the Investment Manager. Mr. Gillespie served as a Director of White Mountains Insurance Group, Ltd. from 1999 until 2015. In addition, from 2002 to 2005, Mr. Gillespie served as non-executive Deputy Chairman of White Mountains Insurance Group, Ltd. and Chairman and President of their registered investment advisory subsidiary. From 1986 through 1997, Mr. Gillespie was an employee of T. Rowe Price Associates, Inc. At the end of his tenure at T. Rowe Price, Mr. Gillespie’s responsibilities included the management of assets of institutional investors, mutual funds and closed-end investment companies. Specifically, Mr. Gillespie was the chairman of the investment committee of the T. Rowe Price Growth Stock Fund from 1994 to 1996, and president of the New Age Media Fund from 1993 until 1997. From 1980 through 1984, Mr. Gillespie was a Senior Financial Analyst at Geico Corporation. Mr. Gillespie received a B.A. cum laude from Bates College in 1980 and an M.B.A. from the Graduate School of Business of Stanford University in 1986. In addition, Mr. Gillespie is on the Board of Trustees and Chairman of the Investment Committee of Bates College and Pomfret School. Mr. Gillespie’s other past directorships include: Montpelier Re, Symetra Financial, National Grange Mutual, Main Street America, Esurance, TransAct and OneBeacon Insurance Group.

Kevin R. O’Brien
Mr. O’Brien has been a portfolio manager at the Investment Manager since 2007. Mr. O’Brien has been a portfolio manager or securities analyst for more than twenty-five years. In April 2003, Mr. O’Brien became a portfolio manager of Prospector Partners, LLC. In addition, from April 2003 through August 2005, Mr. O’Brien served as a Managing Director of White Mountains Advisors, LLC. From April 1996 through April 2003, Mr. O’Brien was an employee of Neuberger Berman, where he began as an investment analyst (1996-1999), served as Vice President (1999-2001), and Managing Director (2001-2003). At the end of Mr. O’Brien’s tenure at Neuberger Berman, Mr. O’Brien’s responsibilities included the co-management of equity assets of institutional investors and mutual funds. At Neuberger Berman, Mr. O’Brien served as co-manager of the Neuberger Berman Genesis Fund. Mr. O’Brien was responsible for following stocks in the financial services, consumer, and technology sectors. From 1991 through 1996, Mr. O’Brien was an employee of Alex, Brown & Sons, where he was an analyst following the financial services industry. His coverage universe included property-casualty insurance, specialty finance, asset management, and diversified financial services. Mr. O’Brien received a B.S. magna cum laude from Central Connecticut State University in 1986. Additionally, Mr. O’Brien received a Chartered Financial Analyst designation in 1995.

Jason A. Kish
Mr. Kish is a portfolio manager at the Investment Manager and has been a portfolio manager or securities analyst for more than twenty years. Mr. Kish joined Prospector Partners, LLC, an affiliate of the Investment Manager, in December 1997.  He began as a junior analyst, covering all industries, eventually serving as the property-casualty analyst and became the Director of Research in 2010.  From 1995 to 1997, Mr. Kish worked as an auditor at Coopers & Lybrand, LLP in Hartford, CT.  Mr. Kish received a B.S.B.A. from Providence College in 1995. He received his Certified Public Accountant designation in 2000 and his Chartered Financial Analyst designation in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of each Fund’s shares.

Conflicts of Interest

Prospector Partners, LLC, an affiliate of the Investment Manager, acts as the general partner, managing member or investment manager to other pooled investment vehicles as well as investment adviser for institutional accounts. Although it is the policy of the Investment Manager and its affiliates (the “Investment Manager Entities”) to treat all clients fairly and equitably, and the Investment Manager has adopted policies and procedures designed to ensure that no particular client will be disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time affect the Funds. The Board reviews potential conflicts to ensure that such Fund is not disadvantaged. In addition, the Codes of Ethics of the Investment Manager and the Funds contain additional provisions designed to ensure that conflicts of interest are minimized among the Funds and other clients of the Investment Manager Entities.

As a consequence of size, investment powers and founding documents, the individual accounts, funds, partnerships, and limited liability companies managed or advised by the Investment Manager Entities may pursue strategies not available to a Fund and as a consequence, may invest in securities in which a Fund does not participate. In some circumstances, a Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Investment Manager Entities. As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of a Fund.

SHAREHOLDER INFORMATION
This section discusses how to buy or sell shares in the Funds offered in this prospectus.

Buying Shares

Minimum Purchase Requirements:

For all accounts, there is an initial investment minimum of $10,000, and, for any additional investment, there is a minimum of $100 for Automatic Investment Plans (“AIPs”) and $1,000 for other types of shareholders.

PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND IF THEY ARE ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

Retirement and Employee Benefit Plans

Shares are also available to:

•	Coverdell Education Savings Accounts (Coverdell ESAs);

•
Simplified Employee Pension Plans (SEPs, including SAR-SEPs), traditional IRAs, ROTH IRAs, SIMPLE IRAs, individual 403(b) plans, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing plans and money purchase pension plans, and

•	Defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds (group retirement plans) with assets of $1,000,000 or more.

Information About Your Account

Each Fund is a no-load fund, which means that you may purchase or redeem shares directly at their net asset value (“NAV”) per share without paying a sales charge. However, you may be charged a fee or have higher investment minimums if you buy or sell shares through a securities dealer, bank or financial institution.

Opening an Account. You may purchase shares by check, ACH, or wire. All checks must be in U.S. Dollars drawn on a domestic bank and should be made payable to “Prospector Funds, Inc.” The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a fee, currently $25, against a shareholder’s account, in addition to any losses sustained by a Fund, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances, or in amounts, considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) post office box, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. The timing of the receipt of a purchase order or redemption request is determined by the Transfer Agent based on when the order or request is received at the Transfer Agent’s offices.

Anti-Money Laundering Program

Customer identification and verification are part of the Company’s overall obligation to deter money laundering under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act). The Company has appointed an Anti-Money Laundering Compliance Officer and adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Company reserves the right, to the extent permitted by law, to (1) refuse, cancel or rescind any purchase or exchange order, (2) freeze any account and/or suspend account services or (3) close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Company’s management, they are deemed to be in the best interest of the Funds or when the Funds are requested or compelled to do so by governmental or law enforcement authority. If an account is closed at the request of governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Account Application and Customer Identity and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Company will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you are opening an account in the name of a legal entity (e.g., partnership, limited liability company, business trust or corporation), you must also supply the identity of the beneficial owners of the legal entity. If you do not supply the required information, the Company will attempt to contact you or, if applicable, your broker or financial adviser. If the fund cannot obtain the required information within a timeframe established in the Fund’s sole discretion, your application will be rejected.

When your application is in “proper form” (as defined below) and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. The Company may reject your application under its Anti-Money Laundering Program. If your application is accepted, the Company will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Company will try to verify your identity within a timeframe established in the Company’s sole discretion. If the Company cannot do so, it reserves the right to close your account at the NAV next calculated after the Company decides to close your account, and to remit proceeds to you via check, but only if your check first clears the bank. If your account is closed, you may be subject to a gain or loss on shares and will be subject to any related taxes.

Market Timing

Market Timing Generally. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Company’s policy to discourage short-term or frequent trading, often referred to as “market timing.” Frequent trading in the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage, and other timing strategies, may interfere with the management of the Funds’ portfolios and result in increased administrative and brokerage costs and potential dilution in the value of shares. As money is moved in and out, the Funds may incur expenses related to buying and selling portfolio securities and these expenses are borne by the Funds’ shareholders.

Specifically, focus is placed on identifying frequent redemption transactions that may be harmful to the Funds or their shareholders. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history. The Company reserves the right to restrict or reject, or cancel within one business day, without any prior notice, any purchase or exchange order, including transactions that, in the judgment of the Investment Manager, represent excessive trading, may be disruptive to the management of a Fund’s portfolio, may increase a Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of a Fund and its shareholders. The Company also reserves the right to refuse, restrict or cancel purchase orders not accompanied by payment and to take such other actions in response to potential market timing activity as are described below. The Company’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Company of such purchase orders.

Market Timing Consequences. If information regarding your trading activity in a Fund is brought to the attention of the Investment Manager and based on that information, a Fund or the Investment Manager, in its sole discretion, concludes that your trading may be detrimental to such Fund, the Company may temporarily or permanently bar your future purchases in the Fund or the Company, or alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund). The Company may refuse to sell shares to persons determined by the Company to be potential market timers, even if any pre-determined limitations established on behalf of a Fund have not been reached.

In considering an investor’s trading activity, the Company may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in a Fund, in other mutual funds, or in accounts under common control or ownership.

Due to its investment in the securities of foreign issuers, which may have more limited trading markets and investing in foreign securities presents the risk of arbitrage marketing timing, the Funds may be subject to greater risk of market timing activity than funds investing in securities of certain domestic issuers.

Market Timing and Redemptions through Financial Intermediaries. You are an investor subject to the Company’s policies and procedures regarding frequent trading (including its policies described below with respect to the application of the 2% short-term trading redemption fee), whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an Internal Revenue Service (IRS) recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers.

Risks from Market Timers. Depending on various factors, including the size of each Fund, the amount of assets the Investment Manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which a Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact such Fund’s performance.

In addition, to the extent that the nature of a Fund’s portfolio holdings exposes the Fund to “arbitrage market timers,” the value of the Fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the fund’s NAV per share. As noted above, since the Funds may invest in foreign securities, they may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Funds’ international portfolio securities trade and the time as of which the Funds’ NAV is calculated. Arbitrage market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before calculation of such Fund’s NAV. One of the objectives of the Company’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays” below).

Since the Funds may invest in securities that are, or may be, restricted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), they may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Funds’ NAV and the latest indications of market values for those securities. One of the objectives of the Company’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Fair Valuation - Individual Securities” below).

The Company is currently using several methods designed to reduce the risks associated with market timing. These methods include:

•
Committing staff of the Company or the Company’s agent to selectively review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Company’s policies regarding frequent trading;

•	Assessing a redemption fee for short-term trading;

•
Monitoring potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid traded securities to determine whether the application of fair value pricing procedures is warranted; and

•	Seeking the cooperation of financial intermediaries to assist the Company in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Company seeks to make judgments and applications that are consistent with the interests of the Company’s shareholders. There is no assurance that the Company or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Company will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Company cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of Market Timing Trades. Transactions placed in violation of the Company’s policies regarding frequent trading are not necessarily deemed accepted by the Company and may be cancelled or revoked by the Company following receipt by the Company. The Company’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Company of such purchase orders.

Redemption Fee

Redemption Fee Assessment. You may redeem shares of each Fund at the NAV per share minus any applicable redemption fee. A short-term trading redemption fee will be assessed on any Fund’s shares that, sixty (60) calendar days or less following the date of their purchase, are sold (1) by redemption, whether voluntary or involuntary, unless such involuntary redemption is because you have a low balance, (2) through a systematic withdrawal plan or (3) by exchange. This redemption fee will equal 2.00% of the amount redeemed (using standard rounding criteria). To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Company will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption (or exchange) will be compared with the earliest purchase date of shares held in the account. The redemption fee, if applicable, will automatically be assessed at the time of the transaction and may be collected by deduction from the redemption proceeds.

This redemption fee is imposed to discourage short-term trading and is paid into the Fund whose shares are redeemed or exchanged to help offset the transaction costs and administrative expenses associated with short-term trading. This redemption fee is not intended to accommodate short-term trading and the Company will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account with the Company, the Investment Manager may in its sole discretion determine that your trading activity may be detrimental to a Fund as described in the section entitled “Market Timing” above and elect to (1) reject or limit the amount, number, frequency or method for requesting future purchases into the Company and/or (2) reject or limit the amount, number, frequency or method for requesting future redemptions out of a Fund.

Waiver/Exceptions/Changes. The redemption fee is mandatory. The redemption fee may not apply to redemptions or exchanges by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where the beneficial owner has limited investment discretion with respect to its shares in a Fund. In addition, the Company reserves the right to modify or eliminate the redemption fee or impose waivers at any time. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Limitations on Collection. Currently, the Company is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of redemption or exchange, the Fund whose shares are redeemed or exchanged will not receive the redemption fee. Further, if a Fund’s shares are redeemed or exchanged by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

If a financial intermediary that maintains an account with the Transfer Agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Funds from applicable customer accounts, no redemption fees will be charged directly to the financial intermediary’s account by the Funds. Certain financial intermediaries that collect a redemption fee on behalf of the Funds from applicable customer accounts may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on a Fund’s shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the financial intermediary’s omnibus account or the customer’s account is treated and about the availability of exceptions to the imposition of the redemption fee.

Involuntary Redemptions. The Company reserves the right to close your account and redeem your shares in a Fund (1) if the account value falls below the Fund’s minimum account level of $10,000, (2) to reimburse the Funds for any loss sustained by reason of a failure to make full payment for shares purchased, (3) to collect any charge relating to transactions effected for the benefit of your account which charge is applicable to the Fund’s shares as provided in this prospectus, (4) if you are deemed to engage in activities that are illegal (such as late trading) or are otherwise believed by the Investment Manager to be detrimental to the Fund (such as by market timing), or (5) for other good reasons as determined by the Investment Manager, in its sole discretion. Note that an involuntary redemption may result in tax consequences. See “Dividends, Distributions and Shareholder Taxes” below.

How to Invest in a Fund

Opening an Account	Adding to an Account
By Mail
Regular Mail
•
Complete the application.
•
Make check payable to “Prospector Funds, Inc.”
•
Mail application and check to:
   Prospector Funds, Inc.
   c/o U.S. Bank Global Fund Services
   P.O. Box 701
   Milwaukee, WI 53201-0701

Overnight Mail
   Prospector Funds, Inc.
   c/o U.S. Bank Global Fund Services
   615 East Michigan Street, 3rd Floor
   Milwaukee, WI 53202-5207

By Mail
•
Make check payable to “Prospector Funds, Inc.” Be sure to include your account number and the Fund in which you intend to invest on the check.
•
Fill out investment slip or provide the relevant information in writing.
•
Mail check with investment slip or other writing to the applicable address on the left.

Opening an Account	Adding to an Account
By Wire
•
Mail your completed application to the applicable address above. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.

•
Your bank must include the name of the Fund(s) you are purchasing, the account number, and your name so that monies can be correctly applied.

•
Your bank should transmit immediately available funds by wire to the address provided under “Adding to an Account” located immediately adjacent to the section.

By Wire
Wire funds to:
   U.S. Bank N.A.
   777 East Wisconsin Avenue
   Milwaukee, WI 53202
   ABA #075000022
   Credit: U.S. Bancorp Fund Services, LLC
   Account #112-952-137
   FFC: [Name of Fund]
   [Your Name & Account Number]

Prior to sending subsequent investments, please call Fund Shareholder Servicing (“Shareholder Services”) toll free at (877) 734-7862 to notify the Fund of your wire transfer. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for sending a wire to the Funds

Wired funds must be received prior to the close of regular trading (generally 4:00 p.m., Eastern Time,) on each day that the New York Stock Exchange (“NYSE”) is open for business, to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone Initial purchases of shares may not be made by telephone.
By Telephone
Investors may purchase additional shares of the Funds by calling (877) 734-7862. Unless you have declined telephone options on the account application and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business, your shares will be purchased at the net asset value calculated on the day your order is placed.

Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). For security reasons, requests by telephone will be recorded.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may make your request in writing.

Opening an Account	Adding to an Account
By Automatic Investment Plan (AIP) Initial purchases may not be made by the AIP. You must first open an account with the initial minimum investment. See “Adding to an Account” to the right.
By Automatic Investment Plan (AIP)
This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares.

Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through the Automatic Investment Plan.

In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Funds’ Transfer Agent will charge a $25 fee to your account.

To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Funds’ Transfer Agent at (877) 734-7862 for additional information.

Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 calendar days prior to effective date.

Through a Financial Professional
Contact your financial professional. If for any reason a financial professional is not able to accommodate your purchase request, please call Shareholder Services toll free at (877) 734-7862 to find out how you can purchase Fund shares.
Through a Financial Professional Contact your financial professional.

Account Requirements. For further information regarding the Company’s requirements for opening and sending instructions for individual, sole proprietorship, and joint accounts with respect to a Fund, as well as business entity and trust accounts please call Shareholder Services toll free at (877) 734-7862 and a representative from Shareholder Services will help you.

Canceled or Failed Payments. The Company accepts checks and ACH transfer at full value subject to collection. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is not received or that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Company reserves the right to reject any application on behalf of a Fund.

Future Trade Date Requests. The Company does not accept requests to hold a purchase, redemption, or exchange transaction for a future date.

Proper Form. “Proper Form” is defined as including all required information and an acceptable form of payment in U.S. funds or arrangements for payments in U.S. funds through a broker.

Additional Purchase Information. Each Fund reserves the right to reject, in its sole discretion, any account application or purchase order for any reason and reserves the right to waive or reduce the minimum investment amounts. Applications or purchase orders will not be accepted unless they are in proper form.

EACH FUND RESERVES THE RIGHT TO LIMIT OR SUSPEND THE OFFERING OF ITS SHARES TO EXISTING OR NEW INVESTORS FOR ANY REASON. THE INVESTMENT MANAGER MAY DECIDE TO SUSPEND THE

OFFERING OF A FUND’S SHARES INCLUDING AT SUCH TIMES AS IT DETERMINES THAT ANY INCREASE IN THE NET ASSETS OF THE FUND THROUGH SUBSCRIPTIONS WOULD BE DETRIMENTAL TO THE INTERESTS OF THE EXISTING SHAREHOLDERS.

Shareholder Services

By Mail. U.S. Bancorp Fund Services, LLC, the Transfer Agent, is located at P.O. Box 701, Milwaukee, WI 53201-0701.

By Telephone. Call toll-free from anywhere in the United States: (877) 734-7862 (Monday through Friday 9:00 a.m. to 8:00 p.m., Eastern Time).

Online. Visit us online 24 hours a day, 7 days a week, at www.prospectorfunds.com for the most complete source of Fund information.

Exchange Privileges. You may exchange some or all of your Fund shares between identically registered accounts of another series of the Company, subject to any redemption fee, as long as any applicable minimum investment requirements of the Fund for which shares are being exchanged are met. Before effecting an exchange, you should read the prospectus for the Fund into which you will be investing. The minimum exchange amount is $1,000. Account minimums for each account involved in the exchange will still apply. Exchanges can be requested by mail or telephone. There is a $5 fee for telephone exchanges. The Funds follow reasonable procedures to confirm that telephone instructions are genuine. The Funds will not be liable for following telephone instructions reasonably believed to be genuine. An exchange is a taxable event for federal tax purposes. The Funds reserve the right to change or eliminate the exchange privilege. If a Fund changes that privilege, you will receive advance notice. The exchange privilege may not be used for short-term or excess trading or trading strategies harmful to the Funds. Exchanges may be subject to a redemption fee if shares are exchanged sixty (60) calendar days or less from their purchase date.

Distribution Options. You may reinvest distributions you receive from a Fund in an existing account for the Fund. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer. Please indicate on your account application the distribution option you have chosen, otherwise we will reinvest your distributions in the relevant Fund. If you wish to change the distribution option on your account, please write or call the Transfer Agent at (877) 734-7862. Any change should be submitted 5 days prior to the next distribution.

Telephone Privileges. Your account will be coded for the telephone redemption option unless you decline this feature on your account application. Telephone redemption proceeds will be sent by check to the address on your account or will be sent by wire or ACH if you submitted a voided check or savings deposit slip to establish bank information in your account.

For your protection against fraudulent telephone transactions, the Funds will use reasonable procedures to verify your identity such as requiring you to provide the Fund account number; the name and social security number, or tax identification number, under which your account is registered; and the address of the account holder, as stated in the account application form. As long as these procedures were followed, the Funds will not be liable for any loss or cost to you if they act on instructions reasonably believed to be authorized by you. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the next close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) following that telephone transaction. Telephone transactions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your request by mail or overnight courier.

If you accepted telephone privileges on your account application and included a voided check with which to establish your bank information, you may purchase shares on demand with an ACH transfer directly from your bank account. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing. Your request may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Security Considerations. You may give up some level of security by choosing to buy shares by telephone rather than by mail. The Company has established procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Company and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Selling Shares

You can sell your shares at any time. Please keep in mind that a redemption fee may apply.

What You Need to Know When Selling Shares. You may sell your shares on any day the NYSE is open for business. The Company processes redemption orders promptly. Redemption proceeds, minus any redemption fee, will not be sent to you until your shares have been paid for in full. This means if you purchased your shares by check or electronic funds transfer through the ACH network, the redemption payment will be delayed until the Company has received acknowledgment to its satisfaction that the payment has cleared and the funds have been posted. This could take up to 15 calendar days. For redemptions paid in cash, each Fund typically expects to meet redemption requests using the Fund’s then-existing holdings of cash or cash equivalents. Subject to market conditions and other considerations, at times, such as during stressed market conditions, a Fund may use proceeds from the sale of securities to meet redemption requests. Unless otherwise prohibited by law, each Fund also reserves the right to pay redemptions in kind, using portfolio securities to pay redemption proceeds. Payment is sent to the address of record.

All requests received in good order by the Funds before the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) will be processed on that day. “Good order” means your instruction includes the name of the Fund, the account number, the dollar amount or number of shares to be redeemed and the signature(s) of the registered owner(s) exactly as the shares are registered and with signature(s) guaranteed, if applicable. All redemption requests should be sent to the address below under “By Mail”. Payment for shares redeemed will be sent to you typically within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the Transfer Agent. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor. The investor does not incur any charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.

How to Sell Your Shares

By Telephone:
Unless you decline the telephone transactions option on the account application, and if your account has been open for at least 15 days, you may redeem up to $100,000 per day by calling Shareholder Services toll free at (877) 734-7862. Shares held in IRA plans may not be redeemed by telephone. Once a telephone transaction has been placed, it cannot be cancelled or modified after the next close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) following that telephone transaction. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

You may give up some level of security by choosing to sell shares by telephone rather than by mail. The Company has established procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written communication of transactions to the shareholder of record. If these procedures are followed, the Company and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

By Mail:
Send a letter of instruction including the account number, the Fund from which you would like to redeem shares, the dollar value or number of shares you wish to redeem, and any necessary signature guarantees (see next page) to:

Regular Mail
Prospector Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight
Prospector Funds, Inc.
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

By Wire:
Be sure to fill out the appropriate areas of the account application. Proceeds may be wired to your pre-designated bank account.

By Systematic Withdrawal Plan:
You may redeem your Fund shares through the Systematic Withdrawal Plan (the “Plan”). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The Funds may modify or terminate the Plan at any time.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Shares sold under the Plan may be subject to a redemption fee if sold sixty (60) calendar days or less from their purchase date.

Redeeming shares through the Plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the Plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue the Plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least five calendar days before a scheduled payment. The Company may discontinue the Plan by notifying you in writing and will discontinue the Plan automatically if all shares in your account are withdrawn or if the Company receives notification of the shareholder’s death or incapacity.

For further information on the Plan, please call Shareholder Services toll free at (877) 734‑7862.

Through a Financial Professional:
Contact your financial professional. If for any reason a financial professional is not able to accommodate your sale request, please call Shareholder Services toll free at (877) 734-7862 to find out how you can sell Fund shares.

Signature Guarantees. A signature guarantee, from either a Medallion program member or a non-Medallion program member, must be provided if:

•	You are making a written request to redeem shares worth more than $100,000;

•	Ownership is being changed on your account;

•	Redemption proceeds are payable or sent to any person, address or bank account not on record;

•	A redemption request has been received by the Transfer Agent, and the address of the account associated with the request has changed within the previous 30 calendar days.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. If applicable, shareholders should submit a guarantee of their signature(s) by an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. A notary public cannot provide a signature guarantee. The Funds reserve the right to waive any signature requirement at their discretion.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Involuntary Redemption. If your account falls below the stated investment minimums or if the Company is unable to verify your identity, the Company may redeem your shares. See “Accounts with Low Balances” below. Your account will not be redeemed if the balance falls below the minimum due to investment losses.

Accounts with Low Balances. If the value of your account falls below $10,000 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a redemption fee if your account is closed for this reason.

In-Kind Redemptions. Although the Funds expect to make redemptions in cash, they reserve the right to make the redemption a distribution in-kind. These redemptions “in-kind” usually occur when the amount to be redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1% of the Fund’s assets). This is done to protect the interests of the Fund’s remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you sell the securities.

Shareholder Information, Inactive Accounts and Unclaimed Property. It is important that each Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then the Fund will determine whether the shareholder’s account can legally be considered abandoned. Your account with the Funds may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Shareholders owning shares of the Funds directly with the Funds (i.e., the account is not held through a broker or other intermediary) should contact the Funds at least annually to ensure their account remains in active status. Shareholders may contact the Funds at (877) 734‑7862.

Shareholders who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.

IRA Redemptions. Shareholders who have an IRA or other retirement plan and for whom U.S. Bank N.A. acts as IRA custodian, must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. For this reason, IRA redemption requests cannot be made by telephone.

Account Policies

Calculating Share Price. The price at which you buy or sell a Fund’s shares is the NAV per share. The NAV per share price is calculated by adding the value of such Fund’s investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding. The NAV per share is calculated after the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time, each business day the NYSE is open. The NAV is not calculated on days the NYSE is closed for trading. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form. A Fund may change the time it calculates its NAV in an emergency.

A Fund’s assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the closing of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the NAV of the Fund’s shares may change on days that you cannot buy or sell shares.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV per share is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV per share. A Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

The Board maintains a Valuation Committee established for the purpose of ensuring that the securities, other assets and liabilities of each Fund are valued properly, fairly and in accordance with the Company’s Statement of Procedures for the Valuation of Portfolio Securities, which procedures were adopted for the Funds and approved by the Board. The Valuation Committee meets when necessary.

Fair Valuation - Individual Securities. Since the Funds may invest in securities that are traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. In certain circumstances, a fair value determination may also be made if, in the Investment Manager’s judgment, the market value of a security does not represent the fair market value of the security. The Company has adopted procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly-traded securities). Fair value determinations are then made in good faith by the Valuation Committee. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Exchange Traded Securities. Securities traded or dealt on one or more securities exchange (whether domestic or foreign, including the National Association of Securities Dealers Automated Quotation System (NASDAQ)) and not subject to restrictions against resale shall be valued:

•	at the last quoted sales price or, in the absence of a sale;

•	at the last bid price.

Non-Exchange Traded Securities. Securities not traded or dealt on any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the current bid price.

Money Market Instruments. Money market instruments with a remaining maturity of 60 days or less shall be valued at prices supplied by an independent pricing source, or an approved third party pricing service. Municipal daily or weekly variable rate demand instruments may be priced at par plus accrued interest.

Securities Traded on More Than One Exchange. If a security is traded or dealt on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations from the market in which the security is primarily traded shall be used.

Currencies and Related Items. The value of foreign currencies shall be translated into U.S. dollars based on the foreign exchange rate in effect at the close of the NYSE (generally 4:00pm Eastern Time.)

Options. Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before such Fund values its assets. If there are no sales that day, at the last closing bid price if the Fund believes the valuation fairly reflects the contract’s market value. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the current bid price.

Security Valuation - Foreign Securities - Computation of U.S. Equivalent Value. The Funds generally determine the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern Time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the last bid price. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays. Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by a Fund. As a result, the Funds may be susceptible to what is referred to as “time zone arbitrage.” Certain investors in the Funds may seek to take advantage of discrepancies in the value of the Funds’ portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Funds’ NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of a Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board, the Investment Manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board. In certain circumstances, these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute a NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in a Fund’s shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

Trading takes place in various foreign markets on days that are not business days for the NYSE, and on which a Fund’s NAV is not calculated. Thus, the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the Board.

Statements, Reports and Prospectuses. You will receive quarterly account statements that show all your transactions during the quarter. You will also receive written notification after each transaction affecting your account.

You also will receive financial reports for the Fund(s) in which you are invested every six months as well as an annual updated prospectus. At any time you may view current prospectuses and financial reports on our website.

Investment Representative Account Access. If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Transfer Agent.

Street or Nominee Accounts. You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with the Company or the Investment Manager. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts. Unless you specify a different registration, shares issued to two or more owners are registered as “joint tenants with rights of survivorship” (shown as “Jt WROS” on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-734-7862 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Additional Policies. Please note that the Company maintains additional policies and reserves certain rights, including:

•	The Company may restrict, reject or cancel any purchase orders.

•	The Company may modify, suspend, or terminate telephone privileges at any time.

•	The Company may make material changes to or discontinue the exchange privilege on 60 days’ notice or as otherwise provided by law.

•	The Company may stop offering shares of a Fund completely or may offer shares only on a limited basis, for a period of time or permanently.

•	Normally, redemption proceeds are paid out by the next business day, but payment may take up to seven days if making immediate payment would adversely affect the Funds.

•	In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

•
For redemptions over a certain amount, the Company may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of a Fund, consistent with applicable law.

•	You may buy shares of a Fund only if they are eligible for sale in your state or jurisdiction.

•	To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Company promptly.

DIVIDENDS, DISTRIBUTIONS AND SHAREHOLDER TAXES
Income and Capital Gain Distributions. Each Fund intends to make distributions from its net investment income at least annually. Such distributions will be payable in cash or in additional shares of the Fund. Capital gains, if any, may be distributed at least annually, in additional shares or in cash, at the election of the shareholder. The amount of distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

Tax Considerations. Each Fund generally intends to operate in a manner such that it will not be liable for federal income tax. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, even if you reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. Distributions of dividends to a Fund’s non-corporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, if such distributions are derived from, and designated by the Fund as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.” Other distributions by the Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A distribution by a Fund reduces the net asset value of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a return of a portion of your investment.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, it intends, if possible, to operate so as to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), to “pass-through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that a Fund will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gains.

The sale or exchange of a Fund’s shares is a taxable transaction for federal income tax purposes.

If you are neither a citizen nor resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on certain types of income dividends and other payments that are subject to such withholding. You may be subject to a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

Each Fund is required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld.

Each January, each Fund will send you a statement that shows the tax status of distributions you received the previous year, as applicable. For further information about the tax consequences of investing in a Fund, please see the SAI. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

As of January 1, 2012, federal law requires the mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Company has chosen average cost as the default tax lot identification method for reporting their shareholders’ cost basis.

DISTRIBUTION OF FUND SHARES
The Distributor

Quasar Distributors, LLC (the “Distributor”), an affiliate of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the principal underwriter and national distributor for the shares of each of the Funds pursuant to a Distribution Agreement with the Company effective September 14, 2007 (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws, as applicable, and is a member of the Financial Industry Regulatory Authority.

Distribution and Service (Rule 12b-1) Fees. The Company has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to reimburse distribution and service fees at an annual rate of up to 0.25% of the Fund’s average daily net assets (“Rule 12b-1 fee”) for the sale, distribution, and servicing of their shares. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Because these fees are paid out of each Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Advisors and Their Firms. The Investment Manager, the Company, each Fund, or any of their agents may enter into arrangements with financial intermediaries that market and sell shares of the Funds, through which investors may purchase or redeem such Fund’s shares. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund. This compensation is paid from various sources, including any Rule 12b-1 fee that you or a Fund may pay. In addition, the Investment Manager or other Fund agent, as applicable, may, at its own expense, compensate financial intermediaries in connection with the sale or expected sale of a Fund’s shares. In the case of payments received by financial intermediaries that employ a financial advisor, the individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her. Payments to financial intermediaries may create an incentive for the financial institution to recommend that you purchase a Fund’s shares.

What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of a Fund offered in this prospectus and/or provides services to a Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

Your financial advisor’s firm receives compensation from the Funds in several ways from various sources, which include some or all of the following:

•
Rule 12b-1 fees;
•
additional distribution support;
•
defrayal of costs for educational seminars and training; and
•
payments related to providing shareholder recordkeeping, communication and/or transfer agency services.

Please read the prospectus carefully for information on this compensation.

In addition to financial intermediaries that market and sell a Fund’s shares, certain brokerage firms and other companies that provide services of the type described above may receive fees from a Fund, the Investment Manager or the Distributor in respect of such services. These companies also may be appointed as agents for or authorized by a Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to a Fund’s approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

Although a Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, each Fund does not consider the sale of Fund shares a factor when selecting brokers or dealers to effect portfolio transactions.

INDEX DESCRIPTIONS
Investors cannot invest directly in an index, although they may invest in the underlying securities.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index® represents approximately 31% of the total market capitalization of the Russell 1000 companies.

FINANCIAL HIGHLIGHTS
The financial highlights tables below are intended to help you understand the Funds’ financial performance for the fiscal periods shown. Certain information reflects financial results for a single share of the applicable Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The information in the tables was audited by Ernst & Young, LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report dated December 31, 2018, which is available upon request and without charge.

	Capital Appreciation Fund
	Year Ended December 31,
	2018	2017	2016	2015	2014
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$17.63	$16.80	$14.84	$15.61	$17.11

OPERATIONS:
Net investment income	0.12	0.09	0.22	0.21	0.11
Net realized and unrealized
gain (loss) on investments	(0.67)	1.82	1.96	(0.60)	0.63
Total from operations	(0.55)	1.91	2.18	(0.39)	0.74

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.09)	(0.22)	(0.37)	(0.27)
From net realized gains	(0.62)	(0.99)	—	(0.01)	(1.97)
Total distributions	(0.74)	(1.08)	(0.22)	(0.38)	(2.24)

NET ASSET VALUE:
End of period	$16.34	$17.63	$16.80	$14.84	$15.61

TOTAL RETURN	(3.07)%	11.38%	14.68%	(2.52)%	4.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$25,179	$26,765	$25,663	$24,328	$38,398
Ratio of expenses to average net assets:
Before expense reimbursement	1.97%	2.02%	2.06%	1.88%	1.74%
After expense reimbursement	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	—%	(0.23)%	0.58%	0.47%	0.05%
After expense reimbursement	0.67%	0.49%	1.34%	1.05%	0.49%
Portfolio turnover rate	28%	23%	32%	35%	48%

	Opportunity Fund
	Year Ended December 31,
	2018	2017	2016	2015	2014
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$20.85	$20.17	$17.29	$20.75	$21.51

OPERATIONS:
Net investment income	0.19	0.11	0.13	0.14	0.13
Net realized and unrealized
gain (loss) on investments	(1.11)	1.98	3.50	0.18	1.48
Total from operations	(0.92)	2.09	3.63	0.32	1.61

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.10)	(0.22)	(0.17)	(0.16)
From net realized gains	(1.27)	(1.31)	(0.53)	(3.61)	(2.21)
Total distributions	(1.46)	(1.41)	(0.75)	(3.78)	(2.37)

NET ASSET VALUE:
End of period	$18.47	$20.85	$20.17	$17.29	$20.75

TOTAL RETURN	(4.38)%	10.33%	21.02%	1.33%	7.36%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$114,251	$116,609	$106,542	$86,128	$91,448
Ratio of expenses to average net assets:
Before expense reimbursement	1.53%	1.58%	1.59%	1.61%	1.53%
After expense reimbursement	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.66%	0.23%	0.41%	0.28%	0.23%
After expense reimbursement	0.89%	0.51%	0.70%	0.59%	0.46%
Portfolio turnover rate	39%	26%	42%	36%	40%

PRIVACY POLICY
PROSPECTOR FUNDS, INC.
PRIVACY POLICY

COLLECTION AND USE OF SHAREHOLDER INFORMATION

Prospector Funds, Inc. and the IRA custodian collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you.

We collect financial and other personal information about you from the following sources:

•	Information you provide on applications or other forms (for example, your name, address, social security number and birth date);

•	Information derived from your transactions with us (for example, transaction amount, account balance and account number); and

•	Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

KEEPING INFORMATION SECURE

We maintain physical, electronic and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

LIMITING EMPLOYEE ACCESS TO INFORMATION

We limit access to personally identifiable information to only those employees with a business reason to know such information.

USE OF PERSONAL AND FINANCIAL INFORMATION BY US AND THIRD PARTIES

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide Transfer Agent, technology and administrative services, as well as the investment adviser who is an affiliate of the Fund.

ACCURACY OF INFORMATION

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

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Questions

If you have any questions about the Funds or your account, you can write to us at Prospector Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. You can also call us toll free from anywhere in the United States at (877) 734-7862 (Monday through Friday 9:00 a.m. to 8:00 p.m., Eastern Time), or visit us online 24 hours a day, 7 days a week, at www.prospectorfunds.com. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Prospector Funds, Inc.

You can learn more about the Funds in the following documents:

Annual/Semi-Annual Report to Shareholders. Additional information about each Fund’s investments is available in such Fund’s Annual and Semi-Annual Reports to Shareholders. In a Fund’s Annual Report you will find a discussion of recent market conditions and Fund strategies that significantly affected that Fund’s performance during its last fiscal year; financial statements, detailed performance information, portfolio holdings and the report of the independent registered public accounting firm. You may obtain these reports at no cost through your investment representative or by writing to the address above or by calling the number below. Annual and Semi-Annual Reports to Shareholders are also available online at www.prospectorfunds.com.

Statement of Additional Information (SAI). Contains more information about the Funds, their investments and policies. It is incorporated by reference and is legally a part of this prospectus.

For a free copy of the SAI, please contact your investment representative, call us at the number listed below, or write to us at the address listed above. You may also download/view the SAI online at www.prospectorfunds.com.

You can also obtain information about the Funds by visiting the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Prospector Funds, Inc.

(877) 734-7862

www.prospectorfunds.com

Investment Company Act File Number 811-22077